SUBSCRIPTION AGREEMENT FOR
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____________________________________
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June 15, 2007

Element 21 Golf Company
200 Queens Quay East, Unit 1
Toronto, Ontario, Canada, M5J2L4

Pursuant to a Subscription Agreement dated July 14, 2006 (the “Original Subscription Agreement”) between Element 21 Golf Company, a Delaware corporation (the “Company”) and the undersigned (“Investor”), the Company issued to the Investor 117,647 shares of Series B Convertible Preferred Stock, $.10 par value per share (the “Series B Preferred Stock”), and (ii) a warrant to purchase 17,647,059 shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”). The Investor has now agreed to make an additional investment in the Company, and the Company and the Investor have agreed as follows:

1. Investment. The Investor hereby agrees to invest an additional $1,000,000 (the “Investment Amount”) in the Company in exchange for (i) 58,824 shares of Series B Preferred Stock, and (ii) warrants to purchase 5,882,400 shares of the Company’s Common Stock, a form of which is attached hereto as Exhibit A (the “Warrant”), on the terms and conditions described therein. The Series B Preferred Stock shall have the rights preferences and privileges set forth in the Series B Certificate of Designations as heretofore filed with the Secretary of State of Delaware (the “Certificate of Designations”), provided that the same shall be amended as set forth in Exhibit B hereto on or before June 11, 2007. The Series B Preferred Stock, the Warrants, the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are collectively referred to herein as the “Securities”.

2. Payment and Issuance of Securities. On June 15, 2007, the Investor will tender to the Company $1,000,000 and in exchange therefor, the Company will deliver to the Investor the Securities.

The Investor fully understands that the Company has a limited operating history and that his or its investment in the Company involves a high degree of risk of loss of his or its entire investment. The Investor fully understands the nature of the risks of an investment in the Company and is qualified by its knowledge and experience to evaluate investments of this type. The Investor has carefully considered the potential risks relating to the Company and an investment in the Company and has, in particular, reviewed each of the risks set forth in Annex B attached hereto and the Securities and Exchange Commission (“SEC”) filings described in Annex C attached hereto (collectively, the “SEC Filings”) which may be obtained at

www.sec.gov. Both the Investor and its advisors have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and have also have had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, the Investor has independently evaluated the risks of making an investment in the Company.

3. Investor Representations and Warranties. The Investor hereby confirms and agrees that what he or it acknowledged, represented and warranted to, and agreed with, the Company in Section 3 of the Original Subscription Agreement shall be deemed remade herein and incorporated herein mutatis mutandis.

4. Company Representations, Warranties and Covenants. The Company hereby confirms and agrees that what it represented and warranted to, and covenanted with, the Investor in Section 3 of the Original Subscription Agreement shall be deemed remade herein and incorporated herein mutatis mutandis; except that the authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, $.01 par value per share, 113,390,062 of which are issued and outstanding as of the date hereof, and 5,000,000 shares of Preferred Stock, 2,200,000 shares of which have been designated as Series A Convertible Preferred Stock, $.10 par value per share, 2,113,556 of which are issued and outstanding as of the date hereof, and 353,000 shares of which have been designated as Series B Convertible Preferred Stock, $.10 par value per share, 235,296 of which are issued and outstanding as of the date hereof.
5. Registration; Compliance with the Securities Act. This Section 5 shall be applicable to the Warrant issued hereunder as well as the to warrants issued pursuant to the Original Subscription Agreement, Section 5 of which is hereby amended to read as set forth below. As used in this Section 5, the term “Warrant” shall mean both the Warrants issued pursuant to this Agreement and the warrants issued pursuant to the Original Subscription Agreement and “Warrant Shares” shall mean the shares of Common Stock issuable upon the exercise of all such Warrants.

(a) If, at any time prior to the one year anniversary of the date hereof, the Company proposes to register any shares of its Common Stock under the Securities Act of 1933 in connection with the public offering of such securities for its own account or for the accounts of other shareholders of the Company, solely for cash on a form that would also permit the registration of the shares of Common Stock issuable upon exercise of the Warrant (the “Registrable Securities”), the Company shall, each such time, promptly give the Investor written notice of such determination. Upon the written request of the Investor given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Securities Act of 1933 all of the Registrable Securities that the Investor has requested be registered. The foregoing notwithstanding, the Company may, in its discretion, withdraw any registration statement referred to in this Section 5(a) prior to the effectiveness thereof. In connection with any offering to which this Section 5(a) applies and involving an underwriting of shares being issued by the Company, the Company shall not be required under this Section 5(a) to include any of the Investor’s Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of securities that all holders of Registrable Securities request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the securities of the Investor as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among each of the holders of Registrable Securities, or in such other proportions as shall mutually be agreed to by such selling holders); provided, however, that no such reduction shall be made with respect to any securities offered by the Company for its own account.

(b) The Company shall (i) no later than December 15, 2007 (the “Filing Date”), prepare and file with the SEC a Registration Statement on Form SB-2 (the “Registration Statement”) relating to all of the Warrant Shares then held by, or issuable to, the Investor; and (ii) use its commercially reasonable efforts, subject to receipt of necessary information from the Investor, to cause the SEC to declare the Registration Statement effective within 60 days after the date the Registration Statement is filed with the SEC (such date, the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives SEC review, then the Required Effective Date will be the one hundred and twentieth (120) calendar day after the date the Registration Statement is filed with the SEC.

(c) The Company shall use its commercially reasonable efforts to (i) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as all of the Warrant Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933; and (ii) furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor.

(d)  In connection with the filing of any registration statement pursuant to this Section 5, the Company shall use its commercially reasonable efforts to file documents required of the Company for normal “Blue Sky” clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(e) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 5 and the registration of the Registrable Securities pursuant to the Registration Statement or any other registration statement filed by the Company pursuant to Section 5(a) (the Registration Statement and any other such registration statements filed pursuant to Section 5(a) are each referred to herein as a “Registration” and collectively as the “Registrations”), other than fees and expenses, if any, of counsel or other advisers to the

Investor, or underwriting discounts, brokerage fees and commissions incurred by the Investor. A questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as Annex A. The Investor agrees that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(f) For the purpose of this Section 5(f), the term “Investor/Affiliate” shall mean any affiliates of the Investor and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the term “Registrations” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in any such Registration.

(i) The Company agrees to indemnify and hold harmless the Investor and each Investor/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or such Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration, including any prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of any Registration, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the SEC (the “Rules and Regulations”), or the prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of any Registration at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any subsequent amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading, in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Subscription Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Investor and each such Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Investor or such Investor/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, or (ii) the failure of the Investor to comply with the covenants and agreements contained herein with respect to the sale of the Securities or (iii) the inaccuracy of any representation or warranty made by the Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(ii) The Investor will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained herein with respect to the sale of the Securities, or (ii) the inaccuracy of any representation or warranty made by the Investor herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Investor’s aggregate liability under this Section 5(f) with respect to a particular Registration shall not exceed the amount of proceeds received by the Investor on the sale of the Registrable Securities pursuant to such Registration.

(iii) Promptly after receipt by an indemnified party under this Section 5(f) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(f), promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(f) to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party based upon the advice of such indemnified party’s counsel shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(f) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent.

(iv) If the indemnification provided for in this Section 5(f) is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 5(f) in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the private placement of the Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Subscription Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Company pursuant to this Subscription Agreement for the Securities purchased by the Investor that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Securities that were sold pursuant to the

Registration Statement and the amount received by the Investor from such sale. The relative fault of the Company, on the one hand, and the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 5(f), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 5(f) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5(f) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(f), the Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g) So long as a Registration covering the resale of Registrable Securities owned by the Investor is effective, the Company will furnish to the Investor upon the reasonable request of the Investor, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor and with prior notice, will be available to the Investor or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration covering the Registrable Securities and will otherwise cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

6. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

7. Choice of Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in the state of the Investor’s residence as set forth on the signature page hereto and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

8. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

9. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

10. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Investor:
At the address designated on the signature page of this Subscription Agreement.

the Company:
Element 21 Golf Company
200 Queens Quay East, Unit 1
Toronto, Ontario, Canada, M5J2L4
Tel: (416) 363-2121

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.

11. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

12. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

13. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON

TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTOR	ELEMENT 21 GOLF COMPANY By: __________________________________ Name: Nataliya Hearn Title: President & CEO

ANNEX A

ELEMENT 21 GOLF COMPANY
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide the following information:

Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

Please provide the number of shares that you or your organization will own immediately after Closing, including those Securities purchased by you or your organization pursuant to this Subscription Agreement and those shares purchased by you or your organization through other transactions:

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

________ Yes  ________ No

If yes, please indicate the nature of any such relationships below:

Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

________ Yes  ________ No

If “yes,” please describe below:

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation).

ANNEX B

RISK FACTORS

The Securities to be issued by the Company are speculative and involve a high degree of risk. Each investor is urged to carefully read the “Risk Factors” set forth below. As used herein, the terms “we”, “the Company” and “our” refer to Element 21 Golf Company.

We Will Need To Raise Additional Funds. These Funds May Not Be Available When We Need Them or on Terms Favorable to Us.

We will need to raise additional funds to operate the business, support more rapid expansion, develop new or enhanced products, respond to competitive pressures, acquire complementary businesses or technologies, or respond to unanticipated events. There can be no assurances that additional financing will be available when needed on favorable terms, or at all. If these funds are not available when we need them, we may need to change our business strategy or reduce our operations or investment activities. In addition, any issuance of additional equity securities will dilute the ownership interest of our existing stockholders and the issuance of additional debt securities may increase the perceived risk of investing in us.

There Are Risks Associated With Our Stock Trading On The NASD OTC Bulletin Board Rather Than A National Exchange.

There are significant consequences associated with our stock trading on the NASD OTC Bulletin Board rather than a national exchange. The effects of not being able to list our securities on a national exchange include:

- Limited release of the market prices of our securities;

- Limited news coverage of us;

- Limited interest by investors in our securities;

- Volatility of our stock price due to low trading volume;

- Increased difficulty in selling our securities in certain states due to “blue sky” restrictions; and

- Limited ability to issue additional securities or to secure additional financing.

“Penny Stock” Regulations May Impose Certain Restrictions On The Marketability of Our Securities.

The SEC has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share, subject to certain exceptions. The Company’s Common Stock is presently subject to these regulations which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell the Company’s securities and may negatively affect the ability of purchasers of the Company’s shares of Common Stock to sell such securities.

Limited Trading Market; Restrictions on Transferability. The Company’s shares of Common Stock trade on the OTC Bulletin Board with limited daily trading volume. However, the Securities have not been registered under the Act, and accordingly, are subject to restrictions on transferability and resale and may not be transferred or sold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risk of this investment for an indefinite period of time.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE PLEDGED, TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS

OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SHARES OF COMMON STOCK OFFERED HEREBY AND THE WARRANTS WILL BE MADE AVAILABLE ONLY TO ACCREDITED INVESTORS, AS DEFINED IN SECTION 2(15) OF THE SECURITIES ACT AND RULE 501 THEREUNDER. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SECURITIES.

INVESTMENT IN THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING, AND THAT HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT THEY ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. THE OFFEREE, BY ACCEPTING DELIVERY OF THESE MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

THESE MATERIALS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE OFFERING OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF THE SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

EACH OFFEREE MAY, IF HE SO DESIRES, MAKE INQUIRIES OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY’S BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH PERSON DEEMS TO BE

NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED HEREIN AND TO MAKE AN INVESTMENT DECISION (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH ANY OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREES AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY AT THE COMPANY’S ADDRESS.

ANNEX C

SEC FILINGS

Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.
Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006.
Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006.
Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007.

EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PURCHASE FORM

Dated: __________, 20 ___

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing  shares of Common Stock and hereby makes payment of $_______ in payment of the actual exercise price thereof.

_________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name  ______________________________________________________
(Please typewrite or print in block letters)

Signature  ___________________________________________________

Social Security or Employer Identification No.  _______________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________
hereby sells, assigns and transfer unto
Name  ______________________________________________________
(Please typewrite or print in block letters)

Address  ____________________________________________________

Social Security or Employer Identification No.  ________________________

The right to purchase Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint  attorney to transfer the same on the books of the Company with full power of substitution.

Dated: __________, 20 __

Signature  ___________________________________________________

EXHIBIT B

Amend the Certificate of Designations to designate 353,000 shares of the authorized Preferred Stock of the Corporation as Series B Convertible Preferred Stock.

* * * *

Amendment to Section 6(b) of the Certificate of Designations {new language in italics}:

(iii) authorize the issuance of more than 300,000,000 shares of Common Stock directly by amendment of the certificate of incorporation or indirectly by reverse stock-split, merger or other device or create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights.